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(LOGO)                                      ALLIANCE MULTI-MARKET
                                                   STRATEGY TRUST
_________________________________________________________________

                                                    March 1, 1996


Supplement to Prospectus dated March 1, 1996 for Ohio Investors

    Prospective Ohio investors should note that the Fund may borrow for leveraging purposes. Investment in the Fund may therefore involve a higher degree of risk than investment in similar investment companies that do not borrow for leveraging purposes. Leveraging has advantages and disadvantages, both of which should be carefully evaluated by the investor. Leveraging is discussed in more detail on page 34 of the prospectus. This prospectus must be delivered to the investor prior to consummation of sale.

(R): This registered mark used under license from the owner, Alliance Capital Management L.P.
































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